SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.  20549


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                                          FORM 10-Q



                   Quarterly Report Under Section 13 or 15(d) of
                        the Securities Exchange Act of 1934



For Quarter Ended March 31, 2000                  Commission file number 1-4881


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AVON PRODUCTS, INC.
(Exact name of registrant as specified in its charter)





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EXHIBITS

                            AVON PRODUCTS, INC.

                             INDEX TO EXHIBITS

Exhibit
 Number                    Description
-------                   -----------

27                   --Financial Data Schedule.